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                                                                    EXHIBIT 21.1

                    SUBSIDIARIES OF BOSTON PROPERTIES, INC.

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Name                                              Jurisdiction of Formation/Incorporation
----                                              ---------------------------------------
Boston Properties Limited Partnership                           Delaware

Boston Properties Management, Inc.                              Delaware

Boston Properties LLC                                           Delaware

BP Lex LLC                                                      Delaware

Ocean View Development Company                                  District of Columbia
 Limited Partnership

School Street Associates Limited Partnership                    District of Columbia

Square 36 Office Joint Venture                                  District of Columbia

Southwest Market Limited Partnership                            District of Columbia

Montgomery Village Avenue Joint Venture                         Maryland
 Limited Partnership

Democracy Associates Limited Partnership                        Maryland

Maryland 50 Building I Associates                               Massachusetts
 Limited Partnership

Maryland 50 Building II Associates                              Massachusetts
 Limited Partnership

Maryland 50 Building III Associates                             Massachusetts
 Limited Partnership

Maryland 50 Associates Limited Partnership                      Maryland

The Double B Partnership                                        Massachusetts

Lexreal Associates Limited Partnership                          New York

90 Church Street Limited Partnership                            Delaware

Cambridge Center West Associates Limited                        Massachusetts
 Partnership
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Name                                              Jurisdiction or Formation/Incorporation
----                                              ---------------------------------------
Reston VA 939, L.L.C.                               Delaware

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